The Advisors’ Inner Circle Fund III

Summary prospectus

FS MULTI-STRATEGY ALTERNATIVES FUND

TICKER SYMBOLS:

—	FSMMX (Class A shares)

—	FSMSX (Class I shares)

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.futurestandard.com/investments/mutual-fund-reports. You can also get this information at no cost by calling 877-924-4766, by sending an e-mail request to FSMS@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

may 1, 2026

FS Multi-Strategy Alternatives Fund

Investment Objective

The FS Multi-Strategy Alternatives Fund (the “Multi-Strategy Fund” or the “Fund”) seeks to provide shareholders with positive absolute returns over a complete market cycle.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold Class A shares or Class I shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class I shares, which are not reflected in the “Annual Fund Operating Expenses” table or the Example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available (i) from your financial professional and (ii) in the “Purchasing, Selling and Exchanging Fund Shares – Sales Charges” section on page 107 of the Fund’s prospectus. Investors investing in the Fund through an intermediary should consult Appendix A to the Fund’s prospectus - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries.

Shareholder Fees (fees paid directly from your investments)

	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None[1]

[1]	Class A Shares purchases of $1,000,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A
Management Fees	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Total Other Expenses	0.80%	0.80%
Other Expenses Not Including Dividend or Interest on Expense on Securities Sold Short[1]	0.25%	0.26%
Previously Waived Fees and/or Reimbursed Expenses Recovered[2]	0.06%	0.06%
Dividend and Interest Expense on Securities Sold Short	0.49%	0.48%
Total Annual Fund Operating Expenses	2.05%	2.30%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	2.02%	2.27%

[1]

The costs of investing in swaps are estimated to be between approximately 0.15% to 0.35% of the Fund’s average daily net assets. Such costs are indirect expenses of the Fund that are variable in nature and are not included in the fee table or expense example.

[2]

FS Fund Advisor, LLC (the “Adviser” or “FS”) has entered into a contractual agreement (the “Expense Limitation Agreement”) pursuant to which it has agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding management fees, distribution or servicing fees, interest, taxes, brokerage fees and commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividends and interest paid on short positions, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (as determined in the sole discretion of the Adviser) (collectively, “excluded expenses”)) from exceeding 0.25% of the average daily net assets of each of the Fund’s share classes until April 30, 2027 (the “expense cap”). In addition, the Adviser may receive from the Fund all or a portion of its prior fee reductions or expense reimbursements made under the Expense Limitation Agreement or the expense limitation agreement between the Adviser and the Fund’s predecessor fund, the FS Multi-Strategy Alternatives Fund (the “Predecessor Multi-Strategy Fund” and such agreement, the “Predecessor Fund Expense Limitation Agreement”), a series of FS Series Trust, during the rolling three-year period preceding the date of the recoupment to the extent that the Fund’s total annual operating expenses (not including excluded expenses) at the time of the recoupment are below the lower of (i) the expense cap in effect at the time of the fee waiver and/or expense reimbursement and (ii) the expense cap in effect at the time of the recoupment. The Expense Limitation Agreement will terminate automatically upon the termination of the Fund’s investment advisory agreement and may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$205	$640	$1,087	$2,330
Class A	$719	$1,180	$1,654	$2,958

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 636% of the average value of its portfolio. However, the Fund’s portfolio turnover rate is calculated without regard to derivative instruments and instruments with a maturity of one year or less at the time of acquisition. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by actively allocating its assets across a broad spectrum of alternative investment strategies. The Fund will seek to provide exposure to alternative strategies with low correlation to traditional equity and fixed income markets, which can enhance portfolio diversification.

The strategy will be implemented through a rigorous quantitative and qualitative process intended to select high quality Underlying Managers and Alternative Beta Strategies (each as defined below).

The Adviser typically allocates the assets of the Fund among a number of (i) asset managers (the “Underlying Managers”) that directly manage a portion of Fund assets in alternative investment strategies, and (ii) alternative beta providers (“Alternative Beta Providers”) that offer the Fund exposure to the “beta” portion — or market-related portion — of the returns of particular investment strategies (“Alternative Beta Strategies”). The Adviser may also manage all or a portion of the Fund’s assets directly. The Underlying Managers are sub-advisers to the Fund. The Fund invests in Alternative Beta Strategies by entering into a total return swap or other type of Financial Instrument (as defined below) with an Alternative Beta Provider, a financial institution. Alternative Beta Providers are counterparties to derivative transactions, not sub-advisers. The strategies employed by the Underlying Managers and Alternative Beta Providers are collectively referred to in this prospectus as “Alternative Investment Strategies.”

The Adviser, with the assistance of the Fund’s primary sub-adviser, Wilshire Advisors LLC (“Wilshire”), determines the allocation of the Fund’s assets. The Adviser is ultimately responsible for selecting the Alternative Investment Strategies, for identifying and retaining Underlying Managers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Alternative Investment Strategy. The Adviser may adjust allocations from time to time among Alternative Investment Strategies based on its assessment of market conditions and/or other factors.

The Adviser, from time to time, may also choose not to allocate to certain Alternative Investment Strategies and there may be periods of time when there is no allocation to particular Alternative Investment Strategies, Underlying Managers or other strategies described in this prospectus. Each Underlying Manager is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to it.

The Adviser has entered into sub-advisory agreements with, and may allocate the Fund’s assets to, the following Underlying Managers:

Underlying Manager	Strategy

MidOcean Credit Fund Management, L.P. (“MidOcean Credit Partners”)

MidOcean implements a dynamic, low-duration, long/short approach to liquid U.S. high yield credit. MidOcean utilizes a bottom-up, fundamental approach that targets shorter duration opportunities in high yield bonds enhanced by a mix of relative value trades, select structured credit opportunities and tactical portfolio hedges.

Credit Long/Short

Mariner Investment Group, LLC (“Mariner”)

Mariner is an alternative investment management firm that invests across diversified portfolios of fixed income and credit strategies, in both public and private markets. A team of credit, prepayment, and structuring specialists (the “Bright Meadow Team”) within Mariner will manage the strategy and will invest primarily in agency mortgage-backed securities (“MBS”) and U.S. interest rate products, including long investments in interest-only and inverse interest-only (“IO”) mortgage-backed securities. The Bright Meadow Team executes a relative value strategy and seeks income with low duration and asymmetric risk-return profile. The Bright Meadow Team will also invest the Fund’s assets in securitized mortgage credit products, consumer credit products, and other types of asset-backed securities (“ABS”). The Bright Meadow Team may hedge its exposures using futures, “to be announced” (or “TBA”) pass-through securities and other instruments. The Bright Meadow Team seeks to generate positive absolute returns over a complete market cycle with a risk/return profile that is differentiated from broader fixed income and equity market indices.

Asset-Backed Securities

Underlying Manager	Strategy

Waterfall Asset Management, LLC (“Waterfall”)

Waterfall invests in ABS and implements a relative-value methodology to seek absolute returns as well as low volatility and low correlation relative to traditional equity and fixed income markets. Waterfall may invest in a wide variety of ABS, including residential ABS, commercial ABS and U.S. Small Business Administration ABS, among others. Waterfall seeks to identify performing and distressed credit opportunities by evaluating sector trends and special situations involving distressed issuers through quantitative analysis, stress testing, and its proprietary bond surveillance program. Waterfall may use derivatives to hedge interest rate and currency risks and swap fixed to floating rate cash flows when targeting shorter durations or increased exposure to floating interest rates.

Asset-Backed Securities

Magnetar Asset Management LLC (“Magnetar”)

Magnetar’s systematic convertible arbitrage strategy (“SCA”) seeks to buy “long” a convertible security and sell “short” a portion of the underlying stock into which the convertible security may be converted in anticipation of profiting from a relative mispricing among them. Magnetar identifies arbitrage opportunities by evaluating the size of the convertible issue, liquidity in the underlying stock, the sensitivity of the convertible security’s price to changes in the price of the underlying stock, and the cost of borrowing shares, among other things. Magnetar’s strategy generally has significant exposure to company defaults and widening of credit spreads of an issuer and/or the overall corporate credit market. Magnetar may also take short positions in an underlying issuer’s debt securities on such issuer to exploit what Magnetar believes is a mispricing. Magnetar may use derivatives to hedge risks inherent in the underlying securities and Magnetar may also seek to hedge a portion of the interest rate risk.

Convertible Arbitrage

The investment strategy for each Underlying Manager listed above is its principal investment strategy, but the Underlying Managers may also implement other investment strategies in the portion of assets assigned to them.

As noted above, the Fund’s primary sub-adviser, Wilshire, assists the Adviser by evaluating and recommending Alternative Investment Strategies to the Adviser for use by the Fund. In addition, Wilshire provides recommendations to the Adviser for allocating and reallocating Fund assets among the Underlying Managers and Alternative Beta Providers and may also provide the Adviser with advice on investment decisions and underlying positions. However, Wilshire does not have discretionary authority with respect to the investment of the Fund’s assets.

In conjunction with recommending Alternative Investment Strategies to the Fund, Wilshire performs due diligence on prospective Underlying Managers. In evaluating Underlying Managers and their strategies, Wilshire employs a due diligence process that includes both qualitative and quantitative analysis, including a proprietary qualitative manager review process. Wilshire’s recommendations to the Adviser regarding investments and asset allocation are guided by portfolio construction techniques and are designed to maximize perceived opportunity sets and minimize unintended risks. Wilshire’s team takes a multi-faceted approach, focusing on expected return, expected risk, market dependency, diversification benefits, potential downside and other factors.

Wilshire monitors risk with respect to each Underlying Manager, Alternative Beta Provider, Alternative Investment Strategy and the Fund overall through a comprehensive assessment of risk factors, market sensitivities and exposures. Complementing Wilshire’s review process, the Adviser performs its own due diligence, which may include reviews of the performance, personnel, compliance history, and infrastructure of current and prospective Underlying Managers.

The Fund generally seeks to obtain exposure to Alternative Investment Strategies in a cost-efficient manner, particularly as compared to private investment vehicles that have historically been used to access alternative investment strategies. Alternative Beta Providers in particular may offer cost advantages over traditional alternative asset managers.

Principal Strategies — Underlying Managers

The Adviser, based on recommendations from Wilshire, may determine to allocate the Fund’s assets to Underlying Managers employing all or a subset of the non-traditional and alternative strategies described below at any one time, and may change those allocations from time to time in its sole discretion. The Adviser may also direct an Underlying Manager to reduce or omit its investment in certain assets or asset classes in an effort to achieve its desired combination of the Fund’s strategies. In the future, Underlying Managers may employ other strategies not described herein.

●

“Equity Long/Short” strategies seek to generate positive absolute returns by long and short investing, based on fundamental evaluations, research and various analytical measurements (e.g., statistical, technical or other factors), in equity and equity-related investments. Short investing is discussed in more detail below in the seventh paragraph under “Principal Investment Strategies – General.”

●

“Relative Value” strategies seek to identify and benefit from price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer or an index). Relative Value opportunities generally rely on arbitrage (the simultaneous purchase and sale of related assets) and may exist between two issuers or within the capital structure of a single issuer.

●

“Global Macro” strategies seek to analyze macroeconomic variables to forecast future moves in global asset prices. A variety of different trading and investing styles can be utilized to identify opportunities across an unconstrained universe of markets and investments.

●

“Event Driven” strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. Event Driven investing involves taking a view on the likelihood and potential outcome of certain types of corporate events, including business combinations, recapitalizations, restructurings, management changes, and other situations, and taking a long and/or short position in the company’s equity and/or debt securities. Short positions are discussed in more detail below in the seventh paragraph under “Principal Investment Strategies – General.”

●

“Credit Long/Short” strategies seek to deliver growth and income based returns through long/short credit investing. Credit Long/Short managers seek to maintain exposure and adjust portfolio weightings based on opportunity. They generally employ a bottom-up credit analysis and a value approach in selecting investments.

●

“Systematic Trading” strategies seek to produce total return by long and short investing across global fixed income, equity, currency and commodity markets. Systematic Trading managers may employ various investment styles. Some Tactical Trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical Trading managers typically have no bias towards long, short or neutral holdings.

●

“Asset-Backed Securities” strategies seek to generate positive absolute returns by investing in different types of mortgage- and asset-backed securities, including both agency and non-agency mortgage-backed securities, and will seek to build an income-oriented portfolio that takes advantage of relative value opportunities believed to exist in the markets. Asset-Backed Securities managers may incorporate hedge strategies designed to enhance the risk and return profile by utilizing a variety of financial instruments, such as options, interest rate swaps, caps and floors, total return swaps, synthetic indices and forward contracts, negotiated structures and other types of derivatives.

●	“Corporate High Yield” strategies seek to generate a combination of high current net income and capital appreciation by investing principally in below-investment grade fixed income securities.

●

“Convertible Arbitrage” strategies seek to generate returns derived from the relative mispricing among convertible securities and their underlying stocks. Convertible Arbitrage managers may invest in equities, debt and various types of convertible securities, including convertible bonds and mandatory convertibles, and may use derivatives for both hedging and investment purposes.

Principal Strategies — Alternative Beta Strategies

Alternative Beta Providers provide the Fund exposure to Alternative Beta Strategies. Alternative Beta Strategies, sometimes referred to as risk premia strategies, seek to generate returns through particular investments in the broader securities markets that are designed to give exposure to independent risk factors, such as price momentum, size risk, commodity carry risk (i.e., the risk of price fluctuations in raw materials), and currency carry risk (i.e., the risk that foreign exchange rates may change in a manner that would require the Fund to pay back a more expensive currency with a less valuable currency). Risk premia strategies call for investments in securities possessing one or more attributes that have historically been associated with, or are otherwise believed to offer, attractive investor returns as a result of their exposure to a particular risk factor. In general, Alternative Beta Strategies, while dependent on market movements for success, are expected to have relatively low correlation to broader market movements.

The Adviser, with assistance from Wilshire, evaluates the actual and potential performance of Alternative Beta Strategies on a risk-adjusted basis (i.e., relative to the amount of risk the Alternative Beta Strategies have represented through a given period). The Adviser will generally seek to allocate capital to Alternative Beta Strategies that offer attractive returns relative to the level of volatility in their investment results. In making investment decisions, the Adviser (and Wilshire, in making recommendations) will consider both the volatility of investment results associated with particular Alternative Beta Strategies and the effect of individual Alternative Beta Strategies on the risk-return profile of the Fund as a whole. The Fund may strategically allocate capital to relatively high-risk strategies if those strategies have the potential to generate correspondingly high returns or otherwise have a positive impact on the risk-return profile of the Fund as a whole.

Alternative Beta Providers may pursue a wide range of investment approaches, including strategies that seek to replicate key investment characteristics of the strategies described under “Principal Strategies — Underlying Managers” above. Alternative Beta Strategies may also include, without limitation:

●

Value Strategies: Value strategies seek to take advantage of instruments that have low valuations. These strategies can be deployed to identify exposures to buy and/or sell in a either a directional or relative value manner.

●

Carry Strategies: Carry strategies seek to capture the tendency of higher-yielding assets to provide higher returns than lower-yielding assets. An asset’s “carry” is defined as its return assuming that market conditions stay the same, meaning that carry is the income earned if the asset’s price remains constant over the holding period. These strategies can be deployed to identify exposures to buy and/or sell in either a directional (i.e., either long or short) or relative value (i.e., both long and short) manner.

●

Curve Strategies: Curve strategies seek to benefit from structural inefficiencies often present in rate and commodity future yield curves. Different points on these curves can be impacted by excessive demand or supply stemming from structural flows from different market participants such as hedgers, producers, borrowers or lenders. These strategies can be deployed to identify exposures to buy and/or sell in either a directional or relative value manner.

●

Trend/Momentum Strategies: Momentum strategies seek to benefit from the historical tendency of assets’ recent relative performance to continue, typically focusing on investments that have performed relatively well over those that have underperformed. Trend strategies are effectively aggregations of momentum strategies, taking long positions in markets with recent positive returns and short positions in those with recent negative returns. The persistence in price trends has delivered excess returns over time, including and during some abnormal market conditions. These strategies can be deployed to identify exposures to buy and/ or sell in either a directional or relative value manner.

●

Mean Reversion Strategies: Mean reversion investment strategies seek to benefit from the tendency of securities prices to exhibit mean-reverting behavior (i.e., when an asset moves in the opposite direction of a recent movement or trend) in a somewhat predictable fashion over specific time periods. These strategies can be deployed to identify exposures to buy and/or sell in either a directional or relative value manner.

●	Equity Risk Premia / Alternative Beta Strategies:

o

Low Beta: Low-Beta strategies aim to benefit from the tendency of low-beta stocks to outperform high-beta stocks on a risk-adjusted basis (where “beta” refers to a security’s sensitivity to broader market movements). Investors that have the ability to take long positions only or are subject to constraints on their use of leverage may prefer high-beta stocks, which provides an opportunity for low-beta stocks to outperform on a relative basis.

o

Size: Size-based strategies seek to take advantage of the tendency of smaller companies to outperform larger companies on a risk-adjusted basis. This may be due to the fact that smaller companies may be viewed as less transparent and less liquid, and may be avoided by some investors.

o

Value: Value-based equity strategies seek to take advantage of stocks that may be perceived as risky. Value stocks may be discounted by more than is justified, as investors often overestimate their riskiness, potentially positioning these stocks to outperform on a risk-adjusted basis.

o

Quality: Quality equity strategies seek to benefit from the tendency of stocks of companies with strong balance sheets to outperform at times when market sentiment favors companies with strong fundamentals. Investors may tend to underestimate this outperformance, potentially allowing Alternative Beta Strategies to obtain high-quality stocks at attractive prices under certain market conditions.

o

Momentum: Momentum equity strategies aim to take advantage of the tendency for strong relative performers to continue to outperform for certain periods of time. One explanation is that some investors react more slowly to new information, creating a “first-mover” advantage.

●

Thematic Strategies: Strategies can be employed to express views on market themes (i.e., macro, political, structural, regulatory) that are expected to influence the absolute or relative price change of individual securities and/or indices.

●

Volatility Strategies: Volatility strategies seek to capture returns from market participants’ tendency to overpay for volatility protection. Historically, the average implied volatility of index options has exceeded the realized volatility of the underlying index. This difference represents the volatility premium, or market participants’ willingness to pay for protection against losses when volatility suddenly increases. This strategy can be carried out in many asset classes, such as equities, foreign currencies, and rates.

●

Congestion Strategies and Similar Strategies: Congestion strategies seek to monetize structural inefficiencies around indices or other market participants adjusting their positions in a somewhat predictable fashion. For example, many benchmark bond indices rebalance on the last business day of each month. The rebalancing involves bringing new issuances during the month into the index, which leads to buying pressure at month-end from asset managers that seek to track the index. This process has historically resulted in a persistent bullish market phenomenon at month-end. Congestion strategies seek to benefit from this phenomenon. Similar Alternative Beta Strategies may also include other strategies that seek to benefit from other structural market phenomena, such has those involving extension of fixed income instruments.

●

Opportunistic, Hedge and Other Strategies: These strategies aim to provide systematic trading methods to capture a perceived or desired risk-adjusted return profile. Certain strategies may use entry or timing mechanisms, while others may exploit more obscure and hard-to-extract risk premia such as strategies that seek to benefit from equity index dispersion (the variance in performance of securities within an index).

In sum, the Alternative Beta Strategies seek to capitalize upon investment opportunities present in markets by employing a systematic, rules-based approach. As discussed above, such opportunities may arise from, among other sources, market inefficiencies or investor behavioral biases.

The Adviser may use Alternative Beta Strategies for longer-term investments, as well as for tactical purposes, including temporary positions pending placement of capital, as a hedge on the Fund’s overall portfolio, and/or for investing the Fund’s excess cash.

The Adviser will make determinations regarding whether a particular strategy is most efficiently expressed through an Underlying Manager or an Alternative Beta Provider in its discretion on a case-by-case basis.

Principal Strategies — General

The Adviser may allocate up to 100% of the assets of the Fund among one or more Alternative Beta Providers that offer the Fund exposure to the returns of rules-based Alternative Investment Strategies that seek to achieve the Fund’s objective. An Alternative Beta Provider is a financial institution that serves as a counterparty to the Fund in a total return swap or other Financial Instrument (as defined below) that offers exposure to the returns of a specified underlying asset. In a typical total return swap transaction with an Alternative Beta Provider, the Fund agrees to pay a fixed or variable interest rate to the Alternative Beta Provider in exchange for return earned on a specified underlying asset. Alternative Beta Providers in particular may offer cost advantages over traditional alternative asset managers. In general, Alternative Beta Strategies seek to identify and capitalize upon market inefficiencies and market behavioral biases (or risk premia). Alternative Beta Strategies typically have less correlation to traditional equity and fixed income markets than traditional investment strategies. In this regard, when the performance of traditional markets improves, Alternative Beta Strategies my decline or improve to a greater or lesser degree. Conversely, when traditional markets decline, Alternative Beta Strategies my improve or decline to a greater or lesser degree.

The Fund generally seeks to obtain exposure to Alternative Investment Strategies in a cost-efficient manner, particularly as compared to private investment vehicles that have historically been used to access alternative investment strategies. Strategies may include historical trend (seeking to benefit from the historical tendency of securities with certain characteristics to outperform others), carry and curve (investing in assets with high carry and selling assets with low carry), low beta (seeking to capture outperformance of assets with low beta over those with high beta), value (investing in undervalued and selling overvalued assets) and volatility premium (monetizing the concept that implied volatility tends to be higher than realized volatility) and momentum strategies (which emphasize investing in securities that have better recent performance compared to other securities). The Adviser may also manage all or a portion of the Fund’s assets directly. The Adviser, Underlying Managers, and Alternative Beta Providers may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems.

The Fund’s portfolio may include, without limitation: (i) equity securities, including common and preferred stocks, convertible securities, rights and warrants, depositary receipts, real estate investment trusts (“REITs”), pooled investment vehicles, including other investment companies, such as exchange-traded funds (“ETFs”), exchange-traded vehicles (“ETVs”) and partnership interests; (ii) fixed income and/or floating rate securities, including debt issued by companies, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities and political subdivisions, covered bonds, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”), bank loans (including senior secured loans) and other direct indebtedness and exchange-traded notes (“ETNs”); (iii) mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, to-be announced (“TBA”) securities and custodial receipts;

and (iv) currencies. The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, currency, maturity or credit rating.

The Fund’s investments may include U.S. securities and non-U.S. securities (including emerging market securities), including securities denominated in a currency other than the U.S. dollar.

The Fund may use derivatives for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes (although the Fund is not required to hedge any of its positions or to use derivatives). The Fund’s derivative investments may include, without limitation: (i) futures contracts, including futures based on equity or fixed income securities and/or equity or fixed income indices, interest rate futures, currency futures and swap futures; (ii) swaps, including equity, currency, interest rate, total return, variance and credit default swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on equity or fixed income securities and/or equity or fixed income indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities and contracts for differences (“CFDs”) (collectively, “Financial Instruments”). CFDs are privately negotiated contracts between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. As a result of the Fund’s use of Financial Instruments or as an investment strategy, the Fund may also hold significant amounts of U.S. Treasury Bills or short-term investments, including money market funds, repurchase agreements, cash and time deposits.

The Fund may obtain investment leverage through the use of Financial Instruments or borrowing cash or securities. As a result, the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time.

The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. The Fund may implement short positions through short sales of any instrument (including ETFs) that the Fund may purchase for investment or by using options, swaps, futures, forwards and other Financial Instruments. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset that it does not currently own at a specified price and time in the future. This gives the Fund a short position with respect to that asset.

The Fund may make investments through one or more subsidiaries organized under the laws of the Cayman Islands (each, a “Subsidiary” and collectively, the “Subsidiaries”) and may invest up to 25% of its total assets in the Subsidiaries. Generally, each Subsidiary will invest primarily in commodity futures, forwards and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the U.S. Securities and Exchange Commission (“SEC”) pursuant to Regulation S (“Regulation S Securities”) under the Securities Act of 1933, as amended (the “1933 Act”), and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. To the extent the Fund invests in a Subsidiary to gain exposure to the commodities markets, it will do so within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, each Subsidiary may invest without limitation in commodity-linked derivative instruments, however, each Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and each Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of each Subsidiary, each Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, each Subsidiary will not seek to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole shareholder of each Subsidiary and does not expect shares of a Subsidiary to be offered or sold to other investors. To the extent the Fund invests in instruments that provide exposure to the commodity markets directly, it will seek to restrict its income from instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a RIC under Subchapter M of the Code.

Up to 15% of the Fund’s net assets may be invested in illiquid investments, which may include privately placed securities that may only be resold in reliance on Rule 144A under the 1933 Act and Regulation S Securities held by a Subsidiary.

Although the Fund intends to normally invest in Alternative Investment Strategies, it retains the flexibility to allocate as little as none or as much as all of its capital to particular Underlying Managers and/or Alternative Beta Providers. The Fund is considered non-diversified, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

The Adviser may engage in active and frequent trading of the Fund’s portfolio investments. To the extent that it does so, the Fund may incur greater transaction costs and may make greater distributions of income and gains, which will be taxable to shareholders who do not hold their shares through a tax-advantaged or tax-deferred account.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Unless otherwise specified, references in this section to investments by the Fund refer to direct investments made or held by the Fund and/or indirect investments to which the Fund may have exposure through an Alternative Beta Strategy.

Market Risk – Investments in securities, in general, are subject to market risks, including increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics)

or other public health issues, recessions or other events or adverse investor sentiment that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

Interest Rate Risk – Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser or Wilshire. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.

Credit/Default Risk – An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and principal when due or default on any other obligation, which may impair the liquidity and value of the Fund’s investment. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.

Mortgage-Backed and Other Asset-Backed Securities Risk – MBS and other ABS are subject to Credit/Default Risk, Interest Rate Risk, and Prepayment Risk, which are discussed elsewhere in this “Principal Risks” section, as well as the risk of declining values of underlying collateral assets. Small movements in interest rates may dramatically affect the value of certain mortgage- and asset-backed securities. The following provides additional information on certain of these and other risks associated with investments in MBS and ABS.

General MBS Risk. MBS may experience significantly greater price and yield volatility than traditional debt securities. In some cases, price and yield volatility in MBS can be substantial, including the potential for a complete loss of expected future cashflow based on the prepayment behavior of underlying borrowers. The price and yield sensitivity of IO and principal-only securities may be much greater than that of the underlying pass-through security with respect to unanticipated changes in prepayments, interest rates and other factors.

Prepayment rates for underlying borrowers are a key determinant of the cash flow behavior of MBS generally, and for IO bonds in particular, and are influenced by changes in current interest rates and a variety of other factors including but not limited to economic, geographic, social, and other factors, which cannot be predicted with certainty. Both adjustable-rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lower rate of principal prepayments in an increasing interest rate environment. Changes in prepayment behavior of underlying borrowers is often to the detriment of MBS. Prepayment volatility is an important risk factor for holders of MBS, and may materially impact the performance of the Fund including the potential for a complete loss of expected future cashflows on IO investments.

Agency MBS Risk. Agency MBS are subject to all risks generally applicable to MBS, but protection from credit losses is generally subject to a guarantee from the issuing or guaranteeing U.S. government agency. There is no guarantee that such credit support will exist in the future. Further, this guarantee is not intended to protect against non-credit related investment losses, including but not limited to the impact of loan prepayment behavior, interest rate movements, reduction in interest proceeds, changes in the timing of principal repayment and other factors not explicitly related to a credit loss. No agency guarantee should be viewed as a complete protection against capital depreciation.

Non-Agency Residential MBS/Commercial MBS/ABS (“Non-Agency Assets”) Risk. Non-Agency Assets are not issued by U.S. government agencies or instrumentalities, but by private entities such as banks, savings and loans, mortgage bankers, securitization vehicles and other nongovernmental issuers, and are not guaranteed by the U.S. government or any agency. Accordingly, Non-Agency Assets are subject to heightened risk of loss, including but not limited to the loss of principal or credit risk.

Prepayment Risk – The Fund faces prepayment risk with respect to certain fixed-income investments. When interest rates fall, certain fixed income obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields, potentially reducing overall Fund returns.

Convertible Securities Risk – If market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.

Non-Investment Grade Fixed Income Securities Risk – Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations, increased risk of price volatility, increased risk of illiquidity and other risks.

Structured Products and Structured Notes Risk – A structured product may decline in value due to changes in the underlying instruments on which the product is based. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique.

Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.

Fixed Income Risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default. Loans and other direct indebtedness involve the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower.

Event-Driven Trading Risk – The Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance.

Arbitrage Strategies Risk – The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If there is a perception that the proposed transaction will not be consummated or will be delayed, the market price of the security may decline sharply.

The Fund may also employ convertible arbitrage investing strategies, which involve investing in convertible securities that appear incorrectly valued relative to their theoretical value. Convertible arbitrage strategies generally involve spreads between two or more positions. To the extent the price relationships between such positions remain constant, no gain or loss on the position will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss. The success of convertible arbitrage investing activities will depend on the Adviser’s and/or an Underlying Manager’s ability to identify and exploit price discrepancies in the market. Identification and exploitation of market opportunities involve uncertainty. No assurance can be given that the Adviser and/or an Underlying Manager will be able to locate investment opportunities or to correctly exploit price discrepancies.

Equity Risk – The prices of equity securities in which the Fund holds long and short positions may rise and fall daily. A variety of factors can negatively impact the value of equity securities, including factors affecting individual companies, industries, securities markets or economies.

Commodities Risk – To the extent that the Fund gains exposure to the commodities markets, such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The prices of certain commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.

Currency Risk – The Fund’s returns may be adversely impacted by changes in currency exchange rates.

Swap Agreements Risk – In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Model and Technology Risk – The Adviser, Underlying Managers, and Alternative Beta Providers may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources.

Derivatives Risk – The Fund may invest in Financial Instruments, including swap agreements, futures contracts, forwards and other derivative instruments, that may involve risks different from, or greater than, those associated with more traditional investments. Due to leverage, small changes in the value of the Financial Instruments’ reference assets, rates, or indexes may produce disproportionate losses to the Fund. The value of Financial Instruments may not move as expected relative to the value of the reference assets, rates or indexes. Financial Instruments used for hedging purposes may not hedge risks as expected, and Financial Instruments used for non-hedging purposes may not provide the anticipated investment exposure. Financial Instruments may be highly illiquid, and the Fund may not be able to close out or sell a Financial Instrument position at a particular time or at an anticipated price. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivatives. Financial Instruments also may be subject to interest rate risk, currency risk and counterparty risk.

Foreign Investments and Emerging Markets Risk – The Fund may invest in the securities of non-U.S. issuers, including those located in developing countries, which securities involve risks beyond those associated with investments in U.S. securities. These risks may relate to foreign political, social and economic matters, less developed markets, political immobility and less developed legal and accounting practices.

Multi-Manager and Allocation Risk – The success of the Fund’s investment strategy depends on, among other things, the Adviser’s ability, based on recommendations from Wilshire, to select Underlying Managers, Alternative Beta Providers and Alternative Investment Strategies to implement the Fund’s investment objective and the Adviser’s success in allocating assets, based on recommendations from Wilshire, to those Underlying Managers and Alternative Beta Providers. The Fund’s Underlying Managers and/or Alternative Beta Strategies may underperform the market generally or underperform other investment managers that could have been selected for the Fund. In addition, some Underlying Managers may have little or no experience managing assets for an open-end fund, which is different from the hedge funds and similar vehicles with which most Underlying Managers have expertise. Mutual funds, unlike hedge funds (with which the Underlying Managers are experienced), are subject to daily inflows and outflows of securities and cash and are subject to certain legal and tax-related restrictions on their investments and operations, including, for example, restrictions on illiquid investments and leverage. Accordingly, an Underlying Manager may not be able to achieve the level of returns for the Fund that the Underlying Manager would be able to achieve if it were managing the same strategy in a hedge fund or similar investment vehicle.

Loans and Other Direct Indebtedness Risk – Investments in loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in high yield bonds. There may be limited public information available regarding loans and loans may be difficult to value. If the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that collateral securing a loan, if any, may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for loans may be subject to irregular trading activity and wide bid/ask spreads, which may cause the Fund to be unable to realize the full value of its investment in a loan. Loans may have extended settlement periods that exceed seven days and, accordingly, may be considered illiquid. Purchases and sales of loans in the secondary market generally are subject to contractual restrictions that may delay the Fund’s ability to make timely redemptions.

Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

High Portfolio Turnover Risk – Active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value (“NAV”) per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Counterparty Risk – The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk) – To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Small- or mid-cap capitalization stocks may be more volatile and more affected by sector or market events than larger-capitalization stocks.

Short Sales Risk – A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.

Hedging Transactions Risk – The Fund may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

Investment Style Risk – Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs various non-traditional and alternative investment styles, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Risks also exist that Underlying Managers may fail to fully adhere to stated or agreed-upon investment strategies and goals. An Underlying Manager may make certain changes to the strategies that the manager has previously used, may not use such strategies at all, may use additional strategies or may lose a license permitting the use of a proprietary model. Such changes may not be fully disclosed to the Fund’s Board of Trustees or the Adviser. As a result, the Fund’s portfolio could correlate with broader securities markets more closely than anticipated, or may otherwise fail to achieve desired performance.

Alternative Beta Strategies seek to generate returns through exposure to portfolios of risky assets that are selected based on non-traditional criteria. These strategies may involve elevated risk insofar as they may not involve detailed, issuer-specific fundamental analysis. Alternative Beta Strategies may give the Fund exposure to individual issuers that face significant operational, financial, regulatory or other challenges.

Rule 144A and Other Exempted Securities Risk – The Fund may invest in privately placed and other securities or instruments exempt from Securities and Exchange Commission (“SEC”) registration (collectively “private placements”), subject to liquidity and other regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could affect adversely the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk.

In addition, the Fund may seek exposure to Regulation S Securities through investment in one or more Subsidiaries. Regulation S securities may be less liquid than publicly traded securities as a result of legal or contractual restrictions on resale. Regulation S Securities may be resold in privately negotiated transactions but the price realized in such resales could be less than the amount originally paid. Further, because Regulation S Securities are not publicly traded, they may not be subject to the same disclosure and other investor protection requirements that would be applicable to publicly traded securities. As a result, Regulation S securities may involve a high degree of business and financial risk and may result in losses.

Valuation Risk – The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Leverage Risk – Leverage occurs when the Fund directly or indirectly increases its assets available for investment using borrowings, short sales, Financial Instruments, or similar instruments or techniques. The use of leverage may make any change in the Fund’s NAV greater than it otherwise would be and thus result in increased volatility of returns and the risk that the Fund will lose more than it has invested or the margin it supplies to its counterparty on the instrument. Leverage can also create interest or other transactional expenses that may lower the Fund’s overall returns. The use of leverage may cause the Fund to liquidate portfolio positions at disadvantageous times in order to satisfy its obligations or to meet any asset segregation or position coverage requirements.

Cyber Security and Operational Risk – The Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s operations, potentially resulting in financial losses to the Fund and its shareholders.

Issuer Risk – An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its loans or securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, the spread of infectious illness (including epidemics and pandemics) or other events, conditions or factors.

Liquidity Risk – Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.

Regulatory Risk – Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.

Tax Risk – To comply with its asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each quarter. The Fund intends to invest in complex derivatives for which there is not clear guidance from the Internal Revenue Service (“IRS”) as to the calculation of such investments under the asset diversification test applicable to RICs. There are no assurances that the IRS will agree with the Fund’s calculation under the asset diversification test which could cause the Fund to fail to qualify as a RIC.

The tax treatment of certain commodity investments and derivative instruments in which the Fund may invest may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC could cause the Fund to become subject to federal income tax, thereby diminishing the returns for shareholders.

Investment in Other Investment Companies Risk – As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the fund’s investment at $1.00 per share.

Custody Risk – The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Subsidiary Risk – By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

Non-U.S. Government Securities Risk – Foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Real Estate-Related Investment Risk – Investments in REITs and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. U.S. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Code. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Highly Leveraged Transactions Risk – The loans or other debt instruments in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or other debt instruments that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Non-Diversification Risk – The Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Activist Strategies Risk – The Fund may purchase securities of companies that are the subject of proxy contests or which activist investors are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of such company’s securities to increase. There is a risk that the market price of the company’s securities will fall if the proxy contest, or the new management, is not successful.

Exchange-Traded Product Risk – The Fund may invest in long (or short) positions in ETFs, ETVs and ETNs (collectively with ETFs and ETVs, “ETPs”). Through its positions in ETPs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETP could decrease (or increase), and will bear its proportionate share of the ETP’s fees and expenses. In addition, certain of the ETPs may hold common portfolio positions, thereby reducing any diversification benefits.

Limited Capacity Risk – Alternative investment strategies utilized by the Fund may have limited capacity, and the Adviser may not be able to allocate as much of the Fund’s assets to one or more alternative investment strategies as it desires. This capacity limitation may negatively impact the performance and portfolio composition of the Fund.

Preferred Stock Risk – Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).

U.S. Government Securities Risk – The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises that have issued debt securities that may be held by the Fund. Such issuers may not have the funds to meet their payment obligations in the future.

Contracts for Differences Risk – As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. There may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. Adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract may be reduced. To the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the CFDs and the return on related assets in its portfolio, the CFD transaction may increase the Fund’s financial risk.

Depositary Receipts Risk – Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Municipal Securities Risk – Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Unregistered Fund Risk – Unlike the Fund, unregistered funds are not subject to the investor protections provided under the 1940 Act. Accordingly, (i) the relationship between the unregistered fund and its adviser will not be regulated by the 1940 Act; (ii) unregistered funds are not required to have a majority of disinterested directors; (iii) unregistered funds are not subject to the various custody and safekeeping provisions under the 1940 Act designed to protect fund assets; and (iv) unregistered funds are not subject to the various investment limitations under the 1940 Act. The Fund’s performance is subject to the risks associated with the securities and other investments held by an unregistered fund in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of an unregistered fund to achieve its investment objectives. When the Fund invests in an unregistered fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the unregistered fund’s expenses.

As part of the Fund’s investments in unregistered funds, the Fund may invest in limited partnership interests. There may be fewer protections afforded to investors in a limited partnership than investors in a corporation. In addition, limited partnerships may be subject to state taxation in certain jurisdictions which may reduce the amount of income paid by the limited partnership to its investors. In addition, investments in limited partnerships may be illiquid and may not have daily pricing information available for their investors, which will require the Fund to employ fair value procedures to value its holdings in such investments.

Warrants and Rights Risk – Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s Class I shares’ and Class A shares’ average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance and more narrowly based indices with characteristics relevant to the Fund’s investment strategies. The bar chart does not reflect the deduction of applicable sales charges for Class A shares. If sales charges had been reflected, the returns for Class A shares would be less than those shown below. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Before the Fund commenced operations, the Fund acquired the assets and liabilities of the FS Multi-Strategy Alternatives Fund (the “Predecessor Fund”), a series of FS Series Trust, on April 11, 2022 (the “Reorganization”). As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. Accordingly, the performance shown for periods prior to the Reorganization represents the performance of the Predecessor Fund. The Predecessor Fund’s returns in the bar chart and table have not been adjusted to reflect the Fund’s expenses. If the Predecessor Fund’s performance information had been adjusted to reflect the Fund’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Predecessor Fund for that period.

Updated performance information is available by calling 877-924-4766 or by visiting the Fund’s website at www.futurestandard.com.

Best Quarter	Worst Quarter
7.04%	(5.56)%
(03/31/2021)	(03/31/2020)

The performance information shown above is based on a calendar year. The Fund’s performance from 01/01/26 to 03/31/26 was 0.90%.

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and more narrowly based indices with characteristics relevant to the Fund’s investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only. After-tax returns for Class A shares will vary.

FS MULTI-STRATEGY ALTERNATIVES FUND	1 Year	5 Years	Since Inception (05/16/2017)
Fund Returns Before Taxes
Class I	4.31%	6.22%	3.76%
Class A1	(1.12)%	4.88%	2.89%
Fund Returns After Taxes on Distributions
Class I	2.79%	4.79%	2.77%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Class I	2.72%	4.23%	2.50%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.80%
BofAML US 3 Month T-Bill Index (reflects no deduction for fees, expenses, or taxes)*	4.18%	3.17%	2.47%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses, or taxes)**	7.14%	2.87%	3.00%

[1]	The returns shown for Class A Shares reflect the maximum sales charge of 5.00%.

*

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a month. At the end of the month, that issue is sold and rolled into a newly selected issue.

**	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies.

Investment Advisers

FS Fund Advisor, LLC serves as investment adviser to the Fund.

Wilshire Advisors LLC is the primary sub-adviser to the Fund. In this role, Wilshire evaluates and recommends strategies and Underlying Managers, Alternative Beta Providers, and Alternative Investment Strategies to the Adviser for use by the Fund and provides recommendations to the Adviser for allocating and reallocating Fund assets among the Underlying Managers and/or Alternative Beta Providers. Wilshire may also provide the Adviser with non-discretionary advice on investment decisions and underlying positions.

MidOcean Credit Fund Management, L.P., Mariner Investment Group, LLC, Waterfall Asset Management, LLC and Magnetar Asset Management LLC are the Underlying Managers (and sub-advisers) for the Fund.

Portfolio Managers

Michael Kelly, President & Chief Investment Officer of Future Standard, has managed the Fund since its inception in 2022 and managed the Predecessor Multi-Strategy Fund beginning in 2017.

Scott Burr, Investment Management Portfolio Manager of Future Standard, has managed the Fund since its inception in 2022 and managed the Predecessor Multi-Strategy Fund beginning in 2017.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase shares of the Fund for the first time, you must invest at least $2,500 for Class A Shares and $100,000 for Class I Shares. There is no minimum for subsequent investments of Class I Shares or Class A Shares.

The Fund may accept investments of smaller amounts in their sole discretion.

If you own your shares directly, you may redeem your shares on any day that the NYSE is open for business by contacting the Fund directly by mail at FS Funds, P.O. Box 219484, Kansas City, MO 64121-9009 (Express Mail Address: FS Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Avenue, Suite 219009, Kansas City, MO 64105-1307) or telephone at 877-924-4766.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CHI-SM-005-0900